UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
April 29, 2010 (April 27, 2010)

BREITBURN ENERGY PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33055 (Commission File Number)	74-3169953 (I.R.S. Employer Identification No.)

515 South Flower Street, Suite 4800
Los Angeles, CA 90071
(Address of principal executive office)

(213) 225-5900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

Annual Meeting

On April 27, 2010, the Board of Directors of BreitBurn GP, LLC (the "General Partner"), the general partner of BreitBurn Energy Partners L.P., a Delaware limited partnership (the “Partnership” or “BreitBurn”), determined that the first Annual Meeting of the Limited Partners of the Partnership (the “Annual Meeting”) will be held on July 29, 2010 at a time and location in Los Angeles, California to be determined by the authorized officers of the General Partner and specified in the proxy statement for the Annual Meeting.  The Annual Meeting will be held for the purposes of (1) electing two Class I Directors to the Board to serve for a two-year term that will expire in 2012 at the 2012 Annual Meeting of Limited Partners; (2) electing two Class II Directors to the Board to serve for a three-year term that will expire in 2013 at the 2013 Annual Meeting of Limited Partners; (3) ratifying the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Partnership for the fiscal year ending 2010; and (4) transacting such other business as may properly come before the meeting or any adjournments or postponements thereof.

Nomination Period

Section 13.4(b)(vi)(A)(2) of the First Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of October 10, 2006, as amended (as so amended, the “LP Agreement”), provides that, for purposes of the first annual meeting of the Limited Partners of the Partnership, the General Partner shall determine a 30-day time period within which a Limited Partner’s notice of nominations of persons for election to the Board of Directors of the General Partner will be considered timely and shall provide notice to the Limited Partners of such time period at least 10 days prior to the commencement of such time period.  In accordance with the provisions of the LP Agreement, the Board of Directors has determined that for purposes of the Annual Meeting, a Limited Partner’s notice of nominations of persons for election to the Board of Directors will be considered timely if such notice is delivered to the General Partner not later than the close of business on June 10, 2010, nor earlier than the open of business on May 10, 2010.

Record Date

The Board of Directors has established the close of business on June 10, 2010 as the record date for the determination of the Limited Partners entitled to receive notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BREITBURN ENERGY PARTNERS L.P.

	By:	BREITBURN GP, LLC,
its general partner

Dated: April 29, 2010	By:	/s/ Gregory C. Brown
Gregory C. Brown
General Counsel and Executive Vice President